INVESTOR PRESENTATION February through April 2022

2 Denny’s Corporation urges caution in considering its current trends and any outlook on earnings disclosed either in this presentation or in its press releases. In addition, certain matters discussed in either this presentation or related press releases may constitute forward-looking statements. These forward-looking statements, which reflect management’s best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny’s Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as “expect”, “anticipate”, “believe”, “intend”, “plan”, “hope”, “will”, and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date this presentation was published or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health, social and political conditions that impact consumer confidence and spending with respect to social unrest and the COVID-19 pandemic; competitive pressures from within the restaurant industry; the level of success of the Company’s operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company’s SEC reports and other filings, including but not limited to the discussion in Management’s Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company’s Annual Report on Form 10-K for the year ended December 30, 2020 (and in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K). The presentation includes references to the Company’s non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to GAAP measures, certain non-GAAP financial measures are appropriate indicators to assist in the evaluation of operating performance and liquidity on a period-to-period basis. The Company uses Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including incentive compensation for certain employees. Adjusted EBITDA is also used in the calculation of financial covenant ratios in accordance with the Company’s credit facility. Adjusted Free Cash Flow is also used as a non- GAAP liquidity measure by Management to assess the Company’s ability to generate cash and plan for future operating and capital actions. Management believes that the presentation of Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) Per Share and Adjusted Free Cash Flow provide useful information to investors and analysts about the Company’s operating results, financial condition or cash flows. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss), net income (loss) per share, net cash provided by (used in) operating activities, or other financial performance and liquidity measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations to the following GAAP measures: FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES $ Millions (except per share amounts) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Operating Income $51.0 $56.4 $47.5 $57.3 $53.2 $47.0 $70.7 $73.6 $165.0 $6.7 $104.1 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $78.1 Net Income (Loss) per Share $1.15 $0.23 $0.26 $0.37 $0.42 $0.25 $0.56 $0.67 $1.90 ($0.08) $1.19 Cash Provided By (Used In): Operating Activities $59.5 $59.2 $57.0 $74.6 $83.3 $71.2 $78.3 $73.7 $43.3 ($3.1) $76.2 Investing Activities ($7.7) ($3.5) ($16.5) ($21.3) ($32.7) ($32.7) ($27.1) ($32.0) $105.0 $4.7 $29.0 Financing Activities ($67.1) ($55.9) ($51.2) ($53.2) ($52.0) ($37.6) ($48.7) ($41.6) ($150.0) ($1.0) ($78.5)

3 CONSISTENT SAME- STORE SALES1 GROWTH HISTORY Nine consecutive fiscal years of domestic system- wide same-store sales1 growth prior to the pandemic Grew off-premise business from approximately 12% pre-pandemic to approximately 23% currently2 Two new highly incremental virtual brands attracting a new group of consumers * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non- consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Data for Fiscal Fourth Quarter ended December 29, 2021. 3. Data as of December 29, 2021. 4. Data from Fiscal 2011 through Fiscal December ended December 29, 2021. 5. Data from November 2010 through February 11, 2022. DENNY’S INVESTMENT HIGHLIGHTS GLOBAL FOOTPRINT WITH SEASONED FRANCHISEES 1,640 global restaurants including 153 international restaurants3 96% franchised brand consisting of a well- diversified, experienced and energetic group of 224 franchisees3 Solid existing global development pipeline through refranchising and development agent agreements STRONG ADJUSTED FREE CASH FLOW* AND SHAREHOLDER RETURN Generated nearly $460M in Adjusted Free Cash Flow* over the last 11 fiscal years4 Approximately 50% of Adjusted EBITDA* delivered to Adjusted Free Cash Flow*4 Over $595M allocated to share repurchase program since November 20105 DURABLE AND AGILE BUSINESS FOCUSED ON THE FUTURE Proven revitalization strategies that continue to propel the brand forward Highly franchised business model with consistent performance and disciplined leverage philosophy Transformative brand investments and compelling development incentives to ensure continued brand relevance and expansion

4 2021 RESULTS

5 Domestic System-Wide Same-Store Sales1 2021 HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non- consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Reduced by approximately $10.4 million related to real estate acquisitions. Excluding these real estate acquisitions, Adjusted Free Cash Flow* would have been approximately $13.8 million. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. Adjusted Free Cash Flow*2 Q4 0.7% New Unit Openings Share Repurchases FY (4.7%) Q4 7 FY 20 Q4 $3.4M FY $40.8M Q4 $24.0M FY $30.6M

6 24/7 OPERATIONS SALES TRENDS 55% 53% 48% 48% 47% 46% 44% 42% 38% 29% 30% 28% 10% 12% 14% 14% 16% 16% 17% 18% 20% 26% 24% 24% 35% 35% 38% 38% 37% 38% 39% 40% 42% 45% 46% 48% 0% 20% 40% 60% 80% 100% Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Domestic Units Hours of Operation <18 18 - 23 24/7 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. (20%) (16%) 2% 11% 11% 14% 15% 9% 9% 10% 13% 7% (38%) (32%) (16%) (11%) (12%) (8%) (7%) (10%) (10%) (9%) (6%) (11%) (31%) (25%) (9%) (2%) (3%) 1% 3% (2%) (1%) 1% 4% (2%) (50%) (30%) (10%) 10% 30% Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 24/7 Units Limited Hour Units Domestic System-Wide Same-Store Sales Domestic System Same-Store Sales1 Compared to 2019 Fiscal Periods

7 INDUSTRY-WIDE STAFFING CHALLENGES Persistent Staf f ing Challenges Remain the Pr imary Barr ier to Achieving 24/7 Operat ions, However We Remain Commit ted to Focusing on Our Hir ing and Retent ion Ef for ts, As Wel l As Shar ing Best Pract ices With Franchisees 117% 50% 127% 50% 0% 100% 200% Hourly Management 2021 Q3 Rolling 12-Month Turnover Denny's Company Restaurants Black Box Intelligence Family Dining One of only two restaurant companies recognized in the Top 100 Most Loved Workplaces ~165% Servers make ~165% of the full state minimum wage including tip income1 ~135% Non-tipped restaurant-level employees make ~135% of the full state minimum wage1 1. Based on data for January 2022 comparing actual wages and minimum wages by state in our company restaurants. >40 Over 40 comprehensive training plans ~141,000 Training plans completed Training & Development

8 Denny’s Total Off-Premise Sales Have Remained Strong At Approximately 23% of Total Sales Compared to 12% Pre-Pandemic1 $4.0 $4.0 $4.7 $8.3 $9.6 $7.7 $7.9 $8.3 $7.8 $7.3 $7.3 $8.7 $9.1 $8.2 $9.1 $8.7 $8.2 $7.5 $7.2 $7.0 $6.9 $6.8 $7.1 $7.5 $0.3 $0.8 $0.9 $1.1 $1.2 $1.1 $0.9 $0.9 $0.9 $1.0 $1.0 $28.9 $28.3 $22.2 $2.6 $12.6 $13.3 $13.9 $15.8 $17.6 $17.3 $12.6 $12.9 $15.6 $22.0 $24.2 $24.4 $26.9 $27.9 $26.1 $25.0 $26.5 $27.2 $27.3 $32.9 $32.3 $26.9 $8.5 $12.2 $20.3 $21.2 $22.2 $23.6 $24.9 $24.6 $21.4 $22.1 $24.1 $32.0 $33.8 $33.7 $35.6 $36.2 $34.1 $32.9 $34.3 $35.3 $35.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 $ Th ou sa nd s Average Domestic Restaurant Sales Per Week Denny's Off-Premise Sales Virtual Brands Off-Premise Sales Denny's On-Premise Sales Total Sales 1. Data for Fiscal Fourth Quarter ended December 29, 2021. 2. Data as of December 29, 2021. 1st Family Dining Chain to Launch Mobile & Online Ordering Nationally >90% Domestic Restaurants Active with Delivery2 >1,100 Active Locations with The Burger Den2 ~800 Active Locations with The Meltdown2 AVERAGE WEEKLY SALES

9 66% 66% 66% 66% 61% 59% 58% 56% 52% 47% 46% 44% 32% 32% 31% 30% 35% 33% 37% 39% 43% 50% 52% 53% 3% 2% 3% 4% 4% 8% 6% 5% 5% 3% 3% 2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Domestic Off-Premise Sales By Channel Carry Out Delivery - 3rd Party (Includes Virtual Brands) Delivery - Online Dispatch OFF-PREMISE SALES BY CHANNEL Third Party Delivery Has Grown to Over 50% of Our Off-Premise Sales Driven by Increased Consumer Adoption and the Introduction of Virtual Brands BYO Grand Slam - #1 Selling Item for both Carry Out and Delivery1 BYO Burger - #1 Selling Item for The Burger Den1 Giddy Up Melt - #1 Selling Item for The Meltdown1 1. Data for Fiscal Fourth Quarter ended December 29, 2021.

10 VIRTUAL BRANDS Launched Two Highly Incremental Virtual Brands During 2021 Yielding Approximately 3% of Total Sales and Over-Indexing at Dinner and Late-Night, and During Weekdays1 Currently active in approximately 800 domestic locations2 Currently active in over 1,100 domestic locations2 57% 43% 62% 38% 28% 72% 68% 32% 40% 60% 69% 31% 0% 20% 40% 60% 80% Breakfast & Lunch Dinner & Late-Night Weekday Weekend Denny's Off-Premise The Burger Den The Meltdown 1. Data for Fiscal Fourth Quarter ended December 29, 2021. 2. Data as of December 29, 2021. FY 2021

11 CORE MENU Approximately 25% Smaller Than Our Pre -Pandemic Menu, Focused on Reducing Complexi t ies and Maximizing Prof i tabil i t y Core Menu Released September 2021

12 DENNY’S DOMESTIC FOOTPRINT Tota l of 1,487 Restaurants in the U.S. wi th Strongest Presence in Cal i fornia, Ar izona, Texas, and Flor ida 1 TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 172 Houston 64 Phoenix 63 Dallas/Ft. Worth 52 Sacramento/Stockton 47 Orlando/Daytona 40 San Francisco/Oakland 40 San Diego 38 Miami/Ft. Lauderdale 35 Las Vegas 35 % of Domestic System 39% 1. Data as of December 29, 2021. 4 25 2 7 6 9 5 1

13 DENNY’S INTERNATIONAL FOOTPRINT International Presence of 153 Restaurants in 13 Countries and U.S. Territories has Grown by ~76% Since Year End 20101 FOOTPRINT1 COUNTRY UNITS United States 1,487 Canada 83 Puerto Rico 15 Mexico 13 Philippines 11 New Zealand 7 Honduras 6 United Arab Emirates 5 Costa Rica 3 Guatemala 3 El Salvador 2 Guam 2 Indonesia 2 United Kingdom 1 TOTAL 1,640 1. Data as of December 29, 2021.

14 Well Diversi f ied, Exper ienced, and Energet ic Group of 224 Franchisees 1 • Passionate group of seasoned franchisees committed to the longevity of the Denny's brand. • 37 franchisees with more than 10 restaurants each collectively comprise approximately 66% of the franchise system. • Approximately 20% of our franchisees operate multiple concepts1 providing a well-rounded perspective within the industry. STRONG PARTNERSHIP WITH FRANCHISEES Ownership o f 1 ,575 Franchisee Res taurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 81 36% 81 5% 2–5 77 34% 229 15% 6–10 29 13% 231 15% 11–15 15 7% 182 12% 16–30 11 5% 242 15% >30 11 5% 610 39% Total 224 100% 1,575 100% 1. Data as of December 29, 2021.

DURABLE AND AGILE BRAND FOCUSED ON THE FUTURE

16 BRAND REVITALIZATION STRATEGIES Close Collaboration with Franchisees Consistently Operate Great Restaurants Drive Profitable Growth for All Stakeholders Enabled Through Technology and Training + Deliver a Differentiated and Relevant Brand Grow the Global Franchise “Become the World’s Largest , Most Admired and Beloved Family of Local Restaurants” + Corporate Social Responsibility

17 DELIVER A DIFFERENTIATED AND RELEVANT BRAND & CONSISTENTLY OPERATE GREAT RESTAURANTS These Guest-Focused Brand Revital izat ion Strategies Have Set The Foundat ion For The Guest Exper ience In Our Restaurants Today Sales Expansion Menu Innovation World-Class Training Comfortable Experience Launched Denny’s on Demand Platform Driving Off-Premise Sales from ~7% to ~23%1 Two new virtual brands driving 3% of highly incremental sales and new customer trial1 ~80% of our core menu entrees changed or improved 25% smaller menu providing better execution and efficiency Well-known value equities Built a world-class training program through our Ignite E-learning system Denny’s Pride Review Program used to evaluate and share best practices with our franchisees Come as you are, unpretentious dining occasion Successful Heritage remodel program has provided a warm and inviting environment with mid single-digit sales lifts 1. Data for Fiscal Fourth Quarter ended December 29, 2021.

18 GROW THE GLOBAL FRANCHISE Opened Approximately 420 New Units 1 and Secured Over 125 New Development Commitments Through Our Refranchising and Development Agent Programs Successful Refranchising Development Agents Talented Franchisees Opened approximately 330 domestic and approximately 90 international restaurants1 Nearly doubled our international presence1 Transitioned to a 96% franchised brand2 73 remaining domestic development commitments in the pipeline through these efforts2 Partnered with franchisees in Canada and the Philippines Enhanced our international pipeline by over 50 restaurants Well-diversified and energetic group of franchisees ~20% of our franchisees operate multiple concepts2 providing a well- rounded perspective within the industry 18 Global Growth 1. Data from Fiscal 2011 through December 29, 2021. 2. Data as of December 29, 2021.

19 DRIVE PROFITABLE GROWTH FOR ALL STAKEHOLDERS Strong Cash Flow Generat ion With Discipl ined Leverage Phi losophy Has Enabled Brand Investments and Shareholder Returns Approximately 50% of Adjusted EBITDA* converted to Adjusted Free Cash Flow*1 Invested over $84M in company remodels and new construction1 Acquired approximately $21M in real estate through like-kind transactions2 Successful share repurchase program reduced total share count by a net 46% excluding a follow-on offering during the pandemic3 Conservative leverage philosophy that proved beneficial during the pandemic Strong Cash Flows Brand Investments Disciplined Leverage Shareholder Friendly * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Data from Fiscal 2011 through December 29, 2021. 2. Acquired eight parcels of real estate between 2019 and 2021. 3. Data from November 2010 through February 11, 2022. Including the follow-on offering of 8.0M shares, total net share reduction is 38%.

20 TRANSFORMATIVE BRAND INVESTMENTS ON THE HORIZON Cloud-Based Restaurant Technology Platform Rollout • Customer experience enhancements to both dine-in and off-premise sales Kitchen Modernization Equipment Rollout • Gain operational efficiencies and enhancements to our menu Heritage 2.0 Remodel Restart Program • Balancing franchisee capital requirements while improving the brand image by extending the remodel cycle from seven to eight years • Delivered mid-single digit sales lifts during testing New Development Agreement Programs • Existing pipeline of over 100 commitments related to our refranchising and development agent programs1 • New development agreement with REEF provides the opportunity to launch ghost kitchens to penetrate dense metropolitan markets • New cash development incentive plan offering between $50k and $400k upfront cash for new domestic openings Digital Transformation • Ongoing enhancements to Dennys.com website and mobile app 2022 2023 1. Data as of December 29, 2021.

21 KITCHEN MODERNIZATION & TECHNOLOGY TRANSFORMATION ROLLOUTS Approximately $65M Investment For Domestic Franchise Restaurants in a New Kitchen Equipment Package and Cloud-Based Restaurant Technology Platform KITCHEN MODERNIZATION • New kitchen equipment package • Reduce kitchen complexity with improved efficiency and waste reductions • Menu enhancements across all dayparts but especially the dinner daypart with new comfort food offerings • Rollout Q1 2022 through year-end 2022 TECHNOLOGY TRANSFORMATION • Revamped Dennys.com website and Denny’s Mobile App • More personalized and seamless digital experience with smart upsell and cross-sell capabilities • New cloud-based restaurant technology platform • Lays the groundwork for future enhancements • Rollout 1H 2022 through year-end 2023

22 HERITAGE 2.0 REMODEL RESTART PROGRAM Heritage 1.0 $150k - $300k Investment Mid-Single Digit Sales Lift Heritage 2.0 Similar Investment & Sales Lift ~5% of Domestic System1 Worked Col laborat ive ly With Franchisees to Develop a Balanced Approach to Restar t ing the Her i tage 2.0 Remodel Program 1. Data as of December 29, 2021.

23 NEW DEVELOPMENT AGREEMENT PROGRAMS Solid Exist ing Global Pipel ine Enhanced Through Two New Development Agreement Programs 23 • New delivery partnership enabling Denny’s to penetrate underrepresented markets, especially dense metropolitan locations. • Anticipate opening the first of several planned ghost kitchens during the first half of 2022. • Providing upfront cash incentive development program to assist domestic franchisees with capitalizing on market opportunities. • Incentives range from $50k - $400k with underpenetrated markets receiving higher incentives.

24 UNLOCKING CAPITAL TO FUND BRAND INVESTMENTS ~$49M Through the Sa le o f Two High -Va lued Pa rce ls o f Rea l Es ta te We Expect to Secure Proper t y Cont ro l a t Four Company Res taurants , Ass is t Our Franch isees Wi th Brand Inves tments , and Cont inue to Re tu rn Cap i ta l to Sha reho lders Gross Proceeds from the Sale of Two Parcels of Real Estate1 ~$13M Acquire Real Estate Under Four Company Restaurants Through A Series of Like-Kind Exchange Transactions2 ~$9M Taxes on Remaining Proceeds ~$10M Assist Franchisees with New Kitchen Equipment and Cloud- Based Restaurant Technology Rollouts ~$17M Remaining Proceeds 1. Sold during Fiscal December 2021. Value of remaining real estate portfolio prior to like-kind exchange transactions estimated at approximately $150M based on 2019 assessments. 2. Completed one like-kind exchange transaction during Fiscal Fourth Quarter 2021 for approximately $10.4M and expect to allocate the additional approximately $3 million during Fiscal First Quarter 2022.

25 STRONG COLLABORATION WITH FRANCHISEES Denny’s Franchisee Association Annual Convention Steering Committee Meetings Joint Board Meetings Supply Chain Oversight Committee Purchase Product for System Consistently Outperform PPI Marketing Brand Advisory Council Menu Simplification and Innovation Media Support Product Testing Operations Brand Advisory Council Training Initiatives Pride Review Program Operations Support Development Brand Advisory Council Heritage Remodel Program Prototype Development Lease and Asset Management Technology Brand Advisory Council Digital Transformation Denny’s On Demand Cloud-Based Restaurant Platform

26 HISTORICAL PERFORMANCE

27 $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $85.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $M s Adjusted EBITDA* $0.41 $0.35 $0.33 $0.33 $0.35 $0.37 $0.39 $0.41 $0.31 $0.12 $0.18 $1.95 $2.13 $2.18 $2.31 $2.38 $2.42 $2.46 $2.47 $2.62 $1.77 $2.48 $2.36 $2.48 $2.51 $2.64 $2.73 $2.79 $2.85 $2.89 $2.93 $1.89 $2.65 $0.00 $1.00 $2.00 $3.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total System Sales1 Company Restaurant Sales Franchise Restaurant Sales Total System Sales $B s Total System Sales1 Grew by Over $550 Million Through 2019 1 TOTAL SYSTEM SALES1 AND ADJUSTED EBITDA* 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non-consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

28 $1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $2.3 $2.3 $2.5 $1.8 $2.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Company Restaurant AUVs History of Steady Growth in Franchised and Company Average Unit Volumes Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019 $M s $1.4 $1.4 $1.4 $1.5 $1.6 $1.6 $1.6 $1.6 $1.7 $1.2 $1.6 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Franchised Restaurant AUVs $M s FRANCHISED AND COMPANY RESTAURANT SALES

29 $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 $65.6 $63.2 $48.0 $3.6 $28.1 $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 $99.5 $104.0 $114.7 $76.1 $114.0 $136.4 $139.5 $133.0 $138.8 $153.6 $164.0 $165.1 $167.2 $162.7 $79.7 $142.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $M s Franchise and Company Operating Margins1 Company Restaurant Operating Margin Franchise Operating Margin Restaurant-Level Operating Margin 1. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. Restaurant-Level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. We define Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. We define Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. Total Restaurant-Level Operating Margin1 Grew Over 19% From 2011 Through 2019 Highly Franchised Business Has Historically Provided Stable Restaurant-Level Operating Margins1 FRANCHISE AND COMPANY MARGINS

30 $47 $48 $45 $45 $49 $52 $51 $52 $50 $41 $44 $4 $8 $6 $7 $11 $8 $5 $6 $9 $4 $9 $4 $3 $5 $6 $7 $8 $9 $6 $7 $8 $14$55 $60 $57 $59 $67 $68 $66 $64 $69 $55 $69 2.0% 2.0% 1.8% 1.7% 1.8% 1.8% 1.8% 1.8% 1.7% 2.2% 1.7% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 C or po ra te A dm in is tr at iv e Ex pe ns es % of T ot al S ys te m S al es 1 $M s Corporate administrative expenses Incentive compensation Share-based compensation Deferred compensation valuation adjustments Total general and administrative expenses Corporate administrative expenses % of Total System Sales 1 Disciplined Focus on Costs Delivering Lower Corporate Administrative Expense as a Percent of Total System Sales1 Absent the Pandemic 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non-consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. GENERAL AND ADMINISTRATIVE EXPENSES

31 0.7% 1.3% 0.5% 2.8% 5.8% 0.9% 1.1% 0.8% 2.0% (0.1%) 0.7% (14.0%) (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 (20.0%) (22.0%) (24.0%) (26.0%) (28.0%) (30.0%) (1.2%) (20.0%)(4.7%) (31.4%) Nine Consecutive Fiscal Years of Positive Domestic System-Wide Same-Store Sales1 Growth From 2011 Through 2019 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. DOMESTIC SYSTEM-WIDE SAME-STORE SALES1

32 56 34 41 32 37 36 32 21 16 12 12 5 6 5 6 8 14 7 9 14 8 8 61 40 46 38 45 50 39 30 30 20 20 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 System Openings Domestic Openings International Openings System Openings Growth Initiatives Enabled Approximately 420 New Restaurant Openings Since 2011 With Approximately 95% Opened by Franchisees1 GLOBAL DEVELOPMENT 1. Data through December 29, 2021.

33 $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $33.1 $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) $0.50 ($14.0) ($4.0) $6.0 $16.0 $26.0 $36.0 $46.0 $56.0 ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 A dj us te d N et In co m e (L os s) * ($ M ill io ns ) A dj us te d N et In co m e (L os s) P er S ha re * Adjusted Net Income (Loss)* Adjusted Net Income (Loss) Per Share* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. Growth in Adjusted Net Income (Loss) Per Share* Between 2011 and 2019 Driven by Successful Revitalization Initiatives and Share Repurchase Program ADJUSTED NET INCOME (LOSS) PER SHARE*

34 ~$11 ~$10 $17 $12 $9 $8 $8 $11 $15 $20 $18 $18 $17 $1 $2 $3 $4 $5 $3 $6 $3 $24 $10 $16 $16 $21 $22 $33 $34 $31 $32 $25 $7 $18 $82 $79 $78 $83 $89 $100 $103 $105 $97 $27 $86 $48 $49 $45 $49 $42 $52 $51 $50 $2 $41 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $ M ill io ns Real Estate Acquisitions Cash Interest Cash Taxes Cash Capital Adjusted EBITDA* Adjusted Free Cash Flow* Cash capital expenditures include real estate acquisitions through like-kind exchange transactions Over $418 Million in Adjusted Free Cash Flow* Generated Over Last 10 Fiscal Years Adjusted Free Cash Flow* Impacted by ~$11 Million of Real Estate Acquisitions in 2019 ADJUSTED FREE CASH FLOW* Nearly $460 Million in Adjusted Fr e Cash Flow* Generat r t 1 i l r Adjusted Free Cash Flow* Impacted by ~$21 Million of Real Estate Acquisitions Between 2019 and 2021 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1. Includes cash interest expense, net and cash payments of approximately $1.9 million and $3.3 million for dedesignated interest rate swap derivatives for the full year 2020 and 2021, respectively. 1

35 Disciplined Focus on Debt Leverage and Recent Refinance Provide Financial Flexibility to Make Brand Investments and Return Capital to Shareholders 1. Total Debt / Adjusted EBITDA* leverage ratio was waived starting in Q2 ’20 through Q1 ‘21. 2. On August 26, 2021, we refinanced the existing $350M revolving credit facility to a five-year $400M revolving credit facility. $240.2 $198.1 $170.0 $153.0 $140.0 $195.0 $218.5 $259.0 $286.5 $240.0 $210.0 $170.0 $23.1 $22.5 $20.1 $20.1 $18.8 $20.7 $27.1 $30.2 $30.6 $16.5 $15.4 $12.7 3.5x 2.7x 2.4x 2.2x 1.9x 2.5x 2.5x 2.8x 3.0x 2.7x 2.1x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 To ta l D eb t ( $ M ill io ns ) Finance Leases Credit Facility Total Debt / Adjusted EBITDA* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 1 SOLID BALANCE SHEET WITH FLEXIBILITY Debt amendments provided temporary covenant relief

36 $50 $25 $25 $3.9 $21.6 $22.2 $24.7 $36.0 $82.9 $96.2 $34.2 $30.6 $10.7 Q4 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 ASR Total Share Repurchases • In August 2021, relaunched our multi-year share repurchase program after suspending share repurchases as of February 27, 2020. • Paid an average of $10.50 per share to repurchase approximately 57 million shares resulting in a 46% net reduction in our share count since late 20102. • As of February 11, 2022, approximately $207 million remaining under existing repurchase authorization. SHARE REPURCHASES ($ Millions) 1. Data through February 11, 2022. 2. Data through February 11, 2022. Including the follow-on offering of 8.0M shares, total net share reduction is 38%. $105.8 $58.7 $68.0 Average Price of $10.50 Over $595 Million Allocated Towards Share Repurchases Since We Started Returning Capital to Shareholders in late 20101 1 HISTORY OF CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS

37 (100%) 0% 100% 200% 300% 400% 500% 600% D e c- 1 0 M a r- 1 1 Ju n -1 1 S e p -1 1 D e c- 1 1 M a r- 1 2 Ju n -1 2 S e p -1 2 D e c- 1 2 M a r- 1 3 Ju n -1 3 S e p -1 3 D e c- 1 3 M a r- 1 4 Ju n -1 4 S e p -1 4 D e c- 1 4 M a r- 1 5 Ju n -1 5 S e p -1 5 D e c- 1 5 M a r- 1 6 Ju n -1 6 S e p -1 6 D e c- 1 6 M a r- 1 7 Ju n -1 7 S e p -1 7 D e c- 1 7 M a r- 1 8 Ju n -1 8 S e p -1 8 D e c- 1 8 M a r- 1 9 Ju n -1 9 S e p -1 9 D e c- 1 9 M a r- 2 0 Ju n -2 0 S e p -2 0 D e c- 2 0 M a r- 2 1 Ju n -2 1 S e p -2 1 D e c- 2 1 M a r- 2 2 DENN Up 361% S&P Small Cap 600 Restaurants Index Up 331% S&P Small Cap 600 Index Up 213% 2011 The Beginning of Denny’s Brand Revitalization C O V ID -1 9 P an de m ic Between 2010 and February 11, 2022, Denny’s Stock Price Rose 361% Compared to the S&P Small Cap 600 Restaurants Index of 331% and the S&P Small Cap 600 Index of 213% R ef ra nc hi si ng A nn ou nc em en t STOCK PRICE PERFORMANCE

38 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open during the comparable periods noted. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. • Consistent same-store sales1 growth through brand revitalization strategies to enhance food, service, and atmosphere • Global footprint with seasoned franchisees supported by a strong domestic presence, a pipeline of development commitments and new incentives to drive additional development • Strong Adjusted Free Cash Flow* and shareholder returns supported by solid balance sheet with flexibility to support brand investments and a focus on highly accretive and shareholder friendly allocations of Adjusted Free Cash Flow* • Durable and agile business focused on the future with a highly-franchised business model supported by proven revitalization strategies, a sustained record of consistent financial performance and strong balance sheet DENNY’S INVESTMENT HIGHLIGHTS

39 APPENDIX

40 John C. Miller, Chief Executive Officer joined Denny’s in 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, President joined Denny’s in 2005 as Chief Financial Officer. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operat ing Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Executive Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Executive Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Michael L. Furlow, Executive Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Gail S. Myers, Executive Vice President, Chief Legal Officer, Chief People Officer and Secretary. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. EXPERIENCED AND COMMITTED LEADERSHIP TEAM Jay C. Gilmore, Senior Vice President, Chief Accounting Officer and Corporate Controller. Joined Denny’s in 1999 as Director of Accounting and Assistant Corporate Controller and was named Senior Vice President, Chief Accounting Officer and Corporate Controller in 2021. Prior experience includes serving as a Senior Manager with KPMG LLP. Robert P. Verostek, Executive Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer is 2020. Prior experience includes various accounting roles for Insignia Financial Group.

41 RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 2021 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $78.1 Provision for (Benefit from) Income Taxes2 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 8.6 31.8 (2.0) 26.0 Operating (Gains) Losses and Other Charges, Net 2.1 0.5 7.1 1.3 2.4 26.9 4.3 2.6 (91.2) 1.8 (46.1) Other Nonoperating Expense (Income), Net 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) 0.6 (2.8) (4.2) (15.2) Share‐Based Compensation Expense 4.2 3.5 4.9 5.8 6.6 7.6 8.5 6.0 6.7 7.9 13.6 Deferred Compensation Plan Valuation Adjustments3 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 (1.0) 2.6 1.6 2.1 Interest Expense, Net 20.0 13.4 10.3 9.2 9.3 12.2 15.6 20.7 18.5 18.0 15.1 Depreciation and Amortization 28.0 22.3 21.5 21.2 21.5 22.2 23.7 27.0 19.8 16.2 15.4 Cash Payments for Restructuring Charges and Exit Costs (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (1.1) (2.6) (3.0) (1.8) Cash Payments for Share‐Based Compensation (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) (3.6) (4.6) (1.8) Adjusted EBITDA3 $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $85.6 Adjusted EBITDA Margin % 15.2% 16.1% 16.9% 17.6% 18.1% 19.8% 19.5% 16.7% 17.9% 9.2% 21.5% 1. Includes 53 operating weeks. 2. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. 3. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities.

42 1. Includes 53 operating weeks. 2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities. 3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $3.3 million for dedesignated interest rate swap derivatives for the full year 2020 and 2021, respectively. 4. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income. RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 2021 Net Cash Provided By (Used In) Operating Activities $59.5 $59.2 $57.0 $74.6 $83.2 $71.2 $78.3 $73.7 $43.3 ($3.1) $76.2 Capital Expenditures (16.1) (14.2) (16.8) (22.1) (27.0) (19.7) (18.8) (22.0) (14.0) (7.0) (7.4) Acquisition of Restaurants and Real Estate - (1.4) (4.0) - (5.8) (14.3) (12.4) (10.4) (11.3) - (10.4) Cash Payments for Restructuring Charges and Exit Costs (2.7) (3.8) (2.8) (2.0) (1.5) (1.8) (1.7) (1.1) (2.6) (3.0) (1.8) Cash Payments for Share‐Based Compensation (0.8) (1.0) (1.2) (1.1) (3.4) (2.5) (3.9) (1.9) (3.6) (4.6) (1.8) Deferred Compensation Plan Valuation Adjustments2 (0.1) 0.7 1.1 0.5 0.0 0.9 1.6 (1.0) 2.6 1.6 2.1 Other Nonoperating Expense (Income), Net 2.6 7.9 1.1 (0.6) 0.1 (1.1) (1.7) 0.6 (2.8) (4.2) (15.2) Gains (Losses) on Investments - - - - - - - 0.0 0.2 0.1 (0.0) Gains (Losses) on Change in the Fair Value of Interest Rate Caps - (0.1) (0.0) 0.0 - - - - - - - Gains (Losses) on Early Termination of Debt and Leases (2.6) (8.3) (2.2) 0.0 (0.2) 0.0 (0.1) 0.2 0.0 (0.2) 0.5 Amortization of Deferred Financing Costs (1.4) (0.8) (0.5) (0.5) (0.5) (0.6) (0.6) (0.6) (0.6) (0.9) (1.1) Amortization of Debt Discount (0.5) (0.1) - - - - - - - - - Gains (Losses) and Amortization on Interest Rate Swap Derivatives, Net - - - - - - - - - 2.2 12.6 Interest Expense, Net 20.0 13.4 10.3 9.2 9.3 12.2 15.6 20.7 18.5 18.0 15.1 Cash Interest Expense, Net3 (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (19.6) (17.6) (18.0) (17.2) Deferred Income Tax Expense (3.2) (11.4) (9.1) (13.2) (14.0) (8.8) (10.3) (6.2) (16.0) (4.0) (14.1) Decrease (Increase) in Tax Valuation Allowance4 89.1 0.7 0.4 0.3 0.1 (0.1) (0.2) (0.1) 2.9 3.0 5.0 Provision for (Benefit from) Income Taxes4 (84.0) 12.8 11.5 16.0 17.8 16.5 17.2 8.6 31.8 (2.0) 26.0 Income Taxes Paid, Net (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (3.3) (24.1) (0.0) (9.9) Changes in Operating Assets and Liabilities Receivables (2.2) 1.7 (0.1) 1.5 (1.4) 2.9 0.8 4.7 2.0 (6.4) (1.4) Inventories (0.6) (0.5) (0.0) 0.1 0.2 (0.1) 0.2 (0.1) (1.7) (0.1) 3.9 Other Current assets 1.1 (2.8) (1.0) 0.3 3.8 (4.6) 2.4 (0.9) 4.1 3.9 (7.5) Other Noncurrent Assets (0.4) 3.2 2.1 2.1 0.1 3.6 6.3 (0.0) 4.6 1.8 1.9 Operating Lease Assets and Liabilities - - - - - - - - 0.6 (0.8) 1.5 Accounts Payable (2.0) 1.2 5.5 (1.6) (2.3) (4.8) (10.0) 5.1 5.2 10.7 (6.6) Accrued Payroll (0.9) (2.3) 2.5 (2.6) (4.1) 7.4 6.4 (2.2) 3.8 2.8 (3.1) Accrued Taxes 0.6 0.7 (0.1) (0.9) (0.2) (0.1) 0.0 (0.3) 2.0 0.8 0.3 Other Accrued Liabilities 4.7 4.4 0.7 (0.1) (9.5) 10.2 (0.1) 1.7 4.1 5.5 (12.7) Other Noncurrent Liabilities 5.5 3.8 2.7 1.2 11.2 (0.0) 3.1 4.4 (1.9) 5.5 5.5 Adjusted Free Cash Flow2 $47.5 $49.4 $45.3 $49.1 $42.3 $51.9 $51.2 $50.0 $29.8 $1.6 $40.8

43 RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES $ Millions (except per share amounts) 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 2021 Adjusted EBITDA2 $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $85.6 Adjusted EBITDA Margin % 15.2% 16.1% 16.9% 17.6% 18.1% 19.8% 19.5% 16.7% 17.9% 9.2% 21.5% Cash Interest Expense, Net3 (17.0) (11.6) (9.1) (8.1) (8.3) (11.2) (14.6) (19.6) (17.6) (18.0) (17.2) Cash Paid for Income Taxes, Net (1.1) (2.0) (2.8) (3.8) (5.4) (3.0) (6.4) (3.3) (24.1) (0.0) (9.9) Cash Paid for Capital Expenditures and Real Estate Acquisitions (16.1) (15.6) (20.8) (22.1) (32.8) (34.0) (31.2) (32.4) (25.3) (7.0) (17.7) Adjusted Free Cash Flow2 $47.5 $49.4 $45.3 $49.1 $42.3 $51.9 $51.2 $50.0 $29.8 $1.6 $40.8 Net Income (Loss) $112.3 $22.3 $24.6 $32.7 $36.0 $19.4 $39.6 $43.7 $117.4 ($5.1) $78.1 Pension Settlement Loss - - - - - 24.3 - - - - - (Gains) Losses and Amort. on Interest Rate Swap Derivatives, Net - - - - - - - - - (2.2) (12.6) (Gains) Losses on Sales of Assets and Other, Net (3.2) (7.1) (0.1) (0.1) (0.1) 0.0 3.5 (0.5) (93.6) (4.7) (47.8) Impairment Charges 4.1 3.7 5.7 0.4 0.9 1.1 0.3 1.6 - 4.1 0.4 Loss on Early Extinguishment of Debt and Debt Refinancing 1.4 7.9 1.2 - 0.3 - - - - - - Tax Reform - - - - - - (1.6) - - - - Tax Effect4 (0.8) (1.6) (2.2) (0.1) (0.4) (2.5) (1.2) (0.2) 24.1 0.7 15.0 Adjusted Provision for Income Taxes5 (94.3) - - - - - - - - - - Adjusted Net Income (Loss) $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $33.1 Diluted Net Income (Loss) Per Share $1.15 $0.23 $0.26 $0.37 $0.42 $0.25 $0.56 $0.67 $1.90 ($0.08) $1.19 Adjustments Per Share ($0.95) $0.03 $0.05 $0.00 $0.01 $0.30 $0.02 $0.01 ($1.13) ($0.04) ($0.69) Adjusted Net Income (Loss) Per Share $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) $0.50 Diluted Weighted Average Shares Outstanding (000’s) 99,588 96,754 92,903 88,355 84,729 77,206 70,403 65,562 61,833 60,812 65,573 1. Includes 53 operating weeks. 2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company’s non-qualified deferred compensation plan liabilities. 3. Includes cash interest expense, net and cash payments of approximately $1.9 million and $3.3 million for dedesignated interest rate swap derivatives for the full year 2020 and 2021, respectively. 4. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the full year 2012 effective rate of 36.4%. The tax adjustment for the loss on pension termination in 2016 is calculated using an effective tax rate of 8.8%., with all remaining adjustments calculated using an effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 are calculated using an effective rate of 25.7%. Tax adjustments for full year 2020 and 2021 are calculated using effective tax rates of 25.6% and 25.0%, respectively. 5. The adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.

44 $ Millions 2011 2012 2013 20141 2015 2016 2017 2018 2019 20201 2021 Operating Income $51.0 $56.4 $47.5 $57.3 $63.2 $47.0 $70.7 $73.6 $165.0 $6.7 $104.1 General and Administrative Expenses 55.4 60.3 56.8 58.9 66.6 68.0 66.4 63.8 69.0 55.0 68.7 Depreciation and Amortization 28.0 22.3 21.5 21.2 21.5 22.2 23.7 27.0 19.8 16.2 15.4 Operating (Gains) Losses and Other Charges, Net 2.1 0.5 7.1 1.3 2.4 26.9 4.3 2.6 (91.2) 1.8 (46.1) Restaurant-Level Operating Margin $136.4 $139.5 $132.9 $138.7 $153.6 $164.0 $165.2 $167.1 $162.7 $79.7 $142.1 Restaurant-Level Operating Margin Consists Of: Company Restaurant Operating Margin 53.8 51.5 44.8 45.9 58.7 65.2 65.6 63.2 48.0 3.6 28.1 Franchise Operating Margin 82.6 88.0 88.2 92.9 94.9 98.8 99.5 104.0 114.7 76.1 114.0 Restaurant-Level Operating Margin $136.4 $139.5 $132.9 $138.7 $153.6 $164.0 $165.2 $167.1 $162.7 $79.7 $142.1 1. Includes 53 operating weeks. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. The Company uses Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and these three non-GAAP measures are used to evaluate operating effectiveness. The Company defines Restaurant-level Operating Margin as operating income (loss) excluding the following three items: general and administrative expenses, depreciation and amortization, and operating (gains), losses and other charges, net. Total Operating Margin is presented as a percent of total operating revenue. The Company excludes general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office. The Company excludes depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants. The Company excludes special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results. Restaurant-level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. The Company defines Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. The Company defines Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. These non-GAAP financial measures provide a meaningful comparison between periods and enable investors to focus on the performance of restaurant-level operations by excluding revenues and costs unrelated to food and beverage sales in addition to corporate general and administrative expense, depreciation and amortization, and operating (gains), losses and other charges, net. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss) or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin do not accrue directly to the benefit of shareholders because of the aforementioned excluded items, and are not indicative of the overall results for the Company. RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES 44